Acquisition of business	12 Months Ended
Dec. 31, 2017
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Acquisition of business

10. Acquisition of business

On 16 January 2015, the Group acquired a 100% interest in Kimpton Hotel & Restaurant Group, LLC (Kimpton), an unlisted company based in the US, for cash consideration of $438m, net of $3m cash acquired. The fair value of the net assets acquired was $441m, including goodwill of $167m, brands of $193m and management contracts of $71m. No subsequent adjustments were made to the initial acquisition date fair values of the net assets acquired.